UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

March 28, 2022

Date of Report (Date of earliest event reported)

TechnipFMC plc

(Exact name of registrant as specified in its charter)

United Kingdom	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hadrian House, Wincomblee Road
Newcastle Upon Tyne
United Kingdom	NE6 3PL
(Address of principal executive offices)	(Zip Code)

+44 203-429-3950

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares, $1.00 par value per share	FTI	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 24, 2022, Barry Glickman will no longer serve as President of Surface of TechnipFMC plc (the “Company”). Mr. Glickman will continue as an employee of the Company from April 25, 2022, to June 30, 2022, to ensure an orderly transition of his duties.

In connection with Mr. Glickman’s departure, the Company entered into a Separation, Release and Waiver of Claims and Restrictive Covenant Agreement (the “Agreement”) dated March 28, 2022 pursuant to which Mr. Glickman will be entitled to the following benefits: (a) payment equal to two times his base salary and annual target incentive, payable over 48 bi-weekly pay periods, (b) a pro rata incentive for 2022 at target, payable within 30 days of his separation, (c) continued medical and dental benefits for up to 24 months or, if earlier, the date he is eligible for coverage under another employer’s group medical and dental plans, and (d) reimbursement for up to $10,000 of financial planning and tax preparation assistance for 2022, in exchange for a release of claims, 24-month non-compete and non-solicitation covenants, his ongoing cooperation with the Company and covenants regarding confidential information and non-disparagement.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by the complete text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Separation, Release and Waiver of Claims and Restrictive Covenant Agreement

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 10.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

	By:	/s/ Victoria Lazar
Dated: April 1, 2022	Name:	Victoria Lazar
	Title:	Executive Vice President and Chief Financial Officer